UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 7, 2006
                                                -----------------------------

                           WESTERN GAS RESOURCES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                     1-10389                84-1127613
---------------------------------- ----------------------- ---------------------
  (State or other jurisdiction of        (Commission            (IRS Employer
           incorporation)                File Number)        Identification No.)


             1099 18th Street, Suite 1200                  80202
                   Denver, Colorado
---------------------------------------------------- ----------------------
       (Address of principal executive offices)         (Zip Code)


                                 (303) 452-5603
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

         On July 7, 2006, Western Gas Resources, Inc. entered into an amendment (the "Amendment") to the Agreement and Plan of Merger, dated June 22, 2006, with Anadarko Petroleum Corporation and APC Merger Sub, Inc., a wholly owned subsidiary of Anadarko. The Amendment is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.
       (d)        Exhibits

          2.2 Amendment No. 1 to Agreement and Plan of Merger, dated July 7, 2006, by and among Anadarko Petroleum Corporation, APC Merger Sub, Inc. and Western Gas Resources, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     WESTERN GAS RESOURCES, INC.


                                     By: /s/ William J. Krysiak
                                         --------------------------------------
                                         Name:  William J. Krysiak
                                         Title: Executive Vice President and
                                                Chief Financial Officer



Date: July 7, 2006

                                  EXHIBIT INDEX

     Exhibit No.   Description

     2.2 Amendment No. 1 to Agreement and Plan of Merger, dated July 7, 2006, by and among Anadarko Petroleum Corporation, APC Merger Sub, Inc. and Western Gas Resources, Inc.